                                                                    EXHIBIT 10.7


ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

This agreement ("Agreement") is entered into as of November 13, 1998, ("Effective Date") by and between Intel Corporation, having a place of business at 2200 Mission College Blvd., Santa Clara, California, 95054 ("Intel") and LAUNCH Media Inc., having a place of businesses at 2700 Pennsylvania Avenue, Santa Monica, CA 90404 ("Publisher") on behalf of themselves and their respective worldwide subsidiaries.

                                   BACKGROUND

A. Intel plans to release a processor having Katmai New Instructions technology (the "Katmai Technology") and desires to engage Publisher to develop a subscription product entitled LAUNCH 3D (the "Product") which is able to use the enhanced Katmai capabilities.

B. Intel will provide Publisher with technical assistance and fees for Publisher to develop the Product and grant the rights set out in this Agreement.

                                    AGREEMENT

Intel and Publisher agree as follows:

1.    PUBLISHER'S EFFORTS.

1.1 THE SUBSCRIPTION. The Product to be developed and delivered under this Agreement is named LAUNCH 3D and is more particularly described in the Product Requirements Document ("PRD") set forth in Attachment A. The Product includes the versions for all PC platforms, and includes all updates and enhancements thereof made during the term of this Agreement and the collateral material specified in Attachment B.

1.2 COMMITMENT TO DEVELOP. Publisher shall use commercially reasonable efforts to develop and deliver to Intel the Product according to the milestones set forth in Section 3 and the Development Schedule in the PRD. Acceptance criteria for the Product are contained in the PRD and include, at a minimum, the requirements that the Product shall be merchantable, stable, and shall make use of the Katmai Technology. The Product must therefore, at a minimum and as early as the Alpha prototype stage set forth in
      Section 3.1 herein, noticeably demonstrate the advantages of the Katmai Technology on an Intel processor containing the Katmai Technology, a [ * ]

1.3 LANGUAGES. The Product shall be available in retail [ * ] months after the Effective Date of this Agreement in the following languages: United States English. With the Intel assistance listed below in Section 2, Publisher shall use commercially reasonable efforts to make the Product available in retail [ * ] months after the Effective Date of this


[ * ] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED
        SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

      Agreement in the following languages: United Kingdom English, French, German, and Japanese.

1.4 PROGRAM REVIEW. Intel, Publisher and any third party(s) working on the Product for Publisher shall meet at least twice a month to review the progress of the Product's development, including the milestones set out in the Development Schedule and the compliance of the Product with the PRD.

2.    TECHNICAL ASSISTANCE FROM INTEL.

2.1 HELP. Intel shall provide Publisher with the information, development software, and the hardware identified on Attachment C ("Intel Technical Assistance"), and may provide other similar items to Publisher, which shall collectively be referred to as "Intel Technology."

2.2 AS IS. Intel Technical Assistance and Intel Technology are provided by Intel to Publisher "as is."

3.    FUNDS.

3.1 AMOUNT AND TIMING. Intel will pay funds totaling [*] (the "Funds") to Publisher. Intel will pay the Funds to Publisher in the amounts specified below within thirty (30) days after Publisher's accomplishing and delivering, subject to Intel's reasonable satisfaction and acceptance, each of the following milestones:

      MILESTONE                                   DATE              PAYMENT
      ---------                                   ----              -------
      Contract Signing                            [*]                 [*]
      Product Specification                       [*]                 [*]
      Code Drop for Advisory Testing              [*]
      January '99 LAUNCH Demo (Alpha Prototype)   [*]                 [*]
      Artwork Complete
      Engine Complete (Optimizations completed)   [*]                 [*]
      Feature Complete
      Content Complete
      Beta/2nd Code Drop for Advisory Testing     [*]                 [*]
      Engineering Complete
      Release to Manufacturing (Gold Master)
      United States English Version Available in  [*]                 [*]
      Retail
      United Kingdom English, French, German,     [*]                 [*]
      Japanese Versions Available in Retail

3.2 USE OF FUNDS. The Funds shall only be used for development or marketing of the Product until the final deliverable hereunder is accepted by Intel.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

4.    INTEL PARTICIPATION IN MARKETING.

4.1 MARKETING. If accepted and timely delivered, Intel may include the Product in Intel's Katmai Technology marketing efforts. Intel may include the Product in other marketing activities with the approval of the Publisher.

4.2 LICENSE. Publisher grants to Intel a royalty-free world-wide license, to demonstrate, display and perform publicly the Product and any related documentation solely in connection with Intel's marketing activities allowed in Section 4.1 above for the Product. If Intel needs copies of the Product for marketing purposes only, Publisher will provide a reasonable amount of copies.

4.3 OTHER SERVICES. Intel may develop or market products which are directly competitive with the Product.

5.    INTEL'S ROYALTY.

5.1 ROYALTY CALCULATION. In consideration of the Intel Technical Assistance set forth in Section 2 herein and the other Intel obligations hereunder, Publisher shall pay to Intel a royalty of [*] of Gross Advertising Revenues less reasonable sales commissions on the Product until Intel receives [*]; thereafter, Publisher shall pay to Intel a royalty of [*] of Gross Advertising Revenues less reasonable sales commissions on the Product until Intel receives an additional amount of [*]. After Intel receives a total amount of [*], Publisher shall have no further payment obligation to Intel. Publisher shall produce [*] issues of the Product within [*] after the commercial release of the United States English version of the Product. "Gross Advertising Revenues" means cash received by Publisher from sales of advertisement in LAUNCH 3D, if any; it does not include the cash value of any barter advertisement proceeds.

5.2 WEB LINKING. Publisher shall include a link to a url, specified by Intel, in one of the following forms: (a) in the Product; or (b) on the first myLAUNCH page that a user reaches after connecting to the Internet from the Product. The specific form shall be determined in Publisher's sole discretion.

5.3 DISCOUNTED SUBSCRIPTION PURCHASES. For a period of [*] months after the Intel shall have the option, at its sole discretion to purchase subscriptions of LAUNCH 3D at a rate of [*] per [*]-issue subscription or [*]; and will be adjusted during the term of this contract in the event [*].

5.4 USE OF AN INTEL LOGO. Publisher will, at Intel's request, use an Intel logo on the Product's packaging in a manner specified by Intel and according to standard Intel logo licensing terms [*] under the provisions of Section 5 herein, at

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

      which time, Publisher will have no further obligation to use Intel's logo in any manner. Publisher will not use an Intel logo unless so requested to do so by Intel.

6.    MONEY.

6.1 MANNER OF PAYMENT. All payments shall be made in United States dollars, and shall be sent to the address specified in this Agreement. Payments shall be made by wire transfer or, if no wire transfer instructions are given, by check drawn on a United States bank. Either party may specify revised instructions and address by written notice to the other.

6.2 PAYMENTS TO INTEL. Payments to Intel shall be by wire transfer to Citibank, New York, NY for the account of Intel Corporation, General Account 38385954.

6.3 PAYMENTS TO PUBLISHER. Payments to Publisher shall be made by wire transfer to:

                  Imperial Bank
                  9777 Wilshire Blvd.
                  Beverly Hills, CA 90212
                  ABA # 122201444
                  For Further Credit to: Name: LAUNCH Media, Inc.  Acct: #
                  60073104
                  Attn: Paul Stewart

6.4 STATEMENTS. Within ninety (90) days after the end of each calendar quarter during the term of this Agreement Publisher shall pay any amounts due and shall deliver to Intel at the addresses set out in this Agreement a report which sets out:

      6.4.1 The period covered;

      6.4.2 The number of copies of the Product distributed hereunder; and

      6.4.3 A royalty statement detailing any and all royalties due Intel pursuant to Section 5.1 herein.

6.5 RECORDS AND AUDITING. Each party shall maintain complete and accurate records of the activities performed under this Agreement (including records of sales and distribution) for a period of five (5) years after the completion thereof. Records relating to the performance of this Agreement shall be made available in confidence to other party's independent certified public accountants (or equivalent for non-U.S. jurisdictions) upon reasonable notice, at the providing party's place of business during normal business hours, which records may be used for the sole purpose of auditing a party's compliance with the Agreement. In the event that a shortfall greater than ten percent (10%) is discovered in royalties paid by a party, such audit shall be at the audited party's expense, and such party shall promptly make up the difference. In no event shall audits be made hereunder more frequently than once in any year, nor shall records supporting any quarterly statement be audited more than once.

                                                                    EXHIBIT 10.7


ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

6.6 TAXES. Each party shall be solely responsible for its own taxes, including any applicable sales taxes and customs duties on items acquired under this Agreement. To the extent, if any, that the applicable taxing authority requires withholding of taxes based on payments made hereunder, the paying party shall withhold such taxes and provide the payee with the documentation reasonably necessary to claim a credit therefore.

7.    TERM, TERMINATION, WHAT IF SOMETHING GOES WRONG.

7.1 TERM OF AGREEMENT. This Agreement's term commences as of the Effective Date and terminates on the later of: March 31, 2003, or until Intel receives [*] in accordance with the royalty provisions of Section 5.1, unless earlier terminated or unless extended by agreement of the parties.

7.2 BREACH. Either party may terminate this Agreement by written notice if the other party is in material breach of any of its terms and fails to cure such breach within thirty (30) days of written notice of such breach.

7.3 DELAY. Publisher shall promptly notify Intel of any anticipated delay in meeting the Development Schedule. If it appears that there will be a delay in having the Product delivered and accepted as set out in this Agreement, then Intel and Publisher shall meet to discuss an appropriate course of action in good faith before exercising any of the remedies set out below. Both parties shall use reasonable judgment and efforts to rearrange development and ingredient delivery schedules to deal with setbacks, such as unavailability of specific technology ingredients or difficulty in developing the Product.

      7.3.1 If Publisher's delay is due to causes beyond its reasonable control then the remaining dates for Publisher's deliverables, and all other dates calculated from those date(s), shall be extended by a reasonable amount of time, not in any case to exceed three (3) months in the aggregate or the period of any delay in Intel's providing technology labeled "Critical."

      7.3.2 If the Delay will be over thirty (30) days, then Intel may terminate the Agreement by written notice to Publisher.

Product

7.4 CONVENIENCE. In addition to the provisions above, Intel may, at its sole discretion, terminate this Agreement without cause by written notice to Publisher. If Intel chooses to terminate this Agreement without cause, Publisher shall be entitled to retain all Funds provided by Intel to Publisher before the effective date of termination, and Intel shall have no rights in Publisher's Product.

7.5 EFFECT OF TERMINATION. Upon any termination of this Agreement:

      7.5.1 Publisher shall on Intel's written request, return all materials that Intel had provided hereunder.



[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

      7.5.2 The provisions of Section 9 shall survive termination.

      7.5.3 Any third-party licenses directly or indirectly granted by a party under this Agreement shall survive such termination, provided, that the party granting such license shall be responsible for any royalties earned on the license under this Agreement.

      7.5.4 Publisher may retain that portion of the Funds paid prior to termination, but if Publisher terminates this Agreement other than for breach by Intel, and Publisher licenses or otherwise commercializes the Product in any format or medium, Publisher shall return the previously advanced Funds to Intel within thirty (30) days of notification to Intel of termination.

7.6 RIGHTS. Publisher warrants and represents that, to the best of its knowledge, it has or shall obtain all rights necessary to undertake the activities described in this Agreement and to grant the licenses described herein. Publisher shall promptly notify Intel of any charge or claim of infringement of any third party's right relating to development or distribution of the Product.

7.7 SUITS BASED ON PRODUCT. Publisher shall defend, indemnify, and hold Intel and its customers harmless from and against any suit or proceeding brought against Intel, its subsidiaries or customers, based upon the development or distribution of Product, including any claim that the Product infringes any third-party intellectual property right (a "Claim"). Publisher's indemnity will include all damages and costs awarded, including attorneys' fees, and settlement costs, provided that Intel shall not settle any Claim without Publisher's consent.

      7.8.1 The indemnified party shall promptly notify Publisher of any Claim and will provide information, assistance, and cooperation in defending against it (at Publisher's expense).

      7.8.2 The indemnified party will have the right to participate in the defense of any Claim, at its own expense.

      7.8.3 If there appears, in Intel's opinion, to be a reasonable likelihood that distribution of any portion of the Product may be found to infringe the rights of any third party, then Intel may terminate the Agreement or Publisher, at its expense, will either (i) obtain for Intel or its customers the right to continue to use such Product as contemplated herein, (ii) modify such Product so that it becomes non-infringing, but without materially altering its functionality, or (iii) replace such Product with a functionally equivalent non-infringing Product.

      7.8.4 This indemnity shall not apply to portions of the Product prepared or provided by the indemnified party.

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

8.    GENERAL PROVISIONS.

8.1 CONFIDENTIAL TERMS. Except as otherwise provided herein, each party shall maintain other party's confidential disclosures in confidence pursuant to CNDA # 68431. Neither party may disclose the existence or terms of this Agreement without the prior written consent of the other party.

8.2 PRODUCT. Except for the licenses expressly provided here, or in a "shrink wrap" or other written license, no licenses are granted by either party, either expressly or by implication, to any intellectual property of the other. Notwithstanding Intel's ownership in the copyrights in the Intel Technology, Publisher shall own all copyrights in its own original work, including its own Products.

8.3 RELATIONSHIP OF PARTIES. The parties are not partners or joint venturers, or liable for the obligations, acts, or activities of the other.

8.4 AMENDMENTS AND ASSIGNMENTS. Any change, modification or waiver to this Agreement must be in writing and signed by an authorized representative of each party. Neither party may assign this Agreement or any portion of this Agreement to any other party without the other's prior written consent; provided, however, that each party hereto may assign its rights and obligations hereunder to a person or entity that acquires substantially all of its business or assets, or merges with such party, without the prior written consent of the other party.

8.5 MERGER AND WAIVER. This Agreement is the entire agreement between the parties with respect to the development and distribution of the Product, and it supersedes any prior or contemporaneous agreements and negotiations relating thereto. No waiver of any breach or default shall constitute a waiver of any subsequent breach or default.

8.6 LIMITED LIABILITY. Neither party shall be liable to the other for lost profits, expected revenues, or development or support costs arising from any termination of this Agreement. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, DATA, OR USE OR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.7 EXPORT. Neither party shall export the Product or the Intel Technology in violation of US or other applicable law.

8.8 NOTICES AND REQUESTS. All notices and requests required or made under this Agreement must be in writing and shall be personally delivered or if mailed postage prepaid, certified or registered mail, or overnight courier to the addresses listed below:

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------

              TO INTEL                            TO PUBLISHER
              Intel Corporation,                  LAUNCH Media, Inc.
              2200 Mission College Blvd.,         2700 Pennsylvania Avenue
              Santa Clara, California 95052       Santa Monica, CA 90404
              ATTN.: GENERAL COUNSEL              Attn: Angie Rho
              Copy Attn: Sandeep Kundra
              Copy Attn: Wendy Hafner

8.9 CHOICE OF LAW. Any claim based on this Agreement shall be governed by the laws of the State of California and shall be subject to the exclusive jurisdiction of the state and federal courts located there.

8.10 ATTACHMENTS. The following Attachments are incorporated by reference into this Agreement:

      8.10.1 Attachment A--Product Requirements Document

      8.10.2 Attachment B--Marketing Requirements Document

      8.10.3 Attachment C--Technical Assistance

      8.10.4 Attachment D-Web Linking Requirements

In witness of their agreement, the parties have caused the Agreement to be executed below by their authorized representatives.

Intel Corporation                        LAUNCH Media, Inc.

By: /s/ RON WHITTIER                     By: /s/ ROBERT D. ROBACK
    -------------------------------          -----------------------------------
    Ron Whittier                             Robert D. Roback
    Sr. Vice President                       President

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------



ATTACHMENT A

                      PRODUCT REQUIREMENTS DOCUMENT ("PRD")


INTEL/LAUNCH MEDIA, INC.
TECHNICAL PRODUCT REQUIREMENTS

DOCUMENT (TPRD)


              Disclosure of this document is governed by the terms
                     of the Non-Disclosure Agreement between

                           Intel and LAUNCH Media Inc.
                 and the information contained in the applicable

                  Confidential Information Transmittal Record.


Technical Issues Approved by:

DRG World Wide
Application Engineering Manager:________________________________________________
                                                                    James Knapp

Application Engineer Manager:___________________________________________________

Application Engineer:___________________________________________________________

                                                         LAST REVISED:  11/12/98
                                                                   REVISION 3.06

                                                Printed Date:  November 12, 1998

================================================================================
INTEL CONFIDENTIAL                                                      PAGE - 8

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------



Intel Corporation disclaims all warranties and liabilities for the use of this document and the information contained herein, and assumes no responsibility for any errors, which may appear in this document. Intel makes no commitment to update the information contained herein, and may make changes at any time without notice. There are no express or implied licenses granted hereunder to any intellectual property rights of Intel Corporation or others to design or fabricate Intel circuits or integrated circuits based on the information in this document. Other products and corporate names may be trademarks or registered trademarks of other companies, and are used only for explanation and to the owner's benefit, without intent to infringe.

MMX is a trademark of Intel Corporation.

Pentium is a registered trademark of Intel Corporation.

*  Third party brands and names are property of their respective owners.

COPYRIGHT (C) 1996 AND 1997, INTEL CORPORATION, ALL RIGHTS RESERVED.



================================================================================
INTEL CONFIDENTIAL                                                      PAGE - 9

ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----
1    Introduction............................................................11
     1.1       Purpose and Scope.............................................11
     1.2       Document Revision History.....................................11
2.   Definitions of Code Drops...............................................11
     2.1       Code Drop 1 or `Alpha' Code Drop..............................11
     2.2       Code Drop 2 or `Beta' Code Drop...............................12
     2.3       Code Drop 3 or `Gold Master'..................................12
     2.4       Comdex Demo Code Drop.........................................12
3.   Market Segment Information..............................................12
     3.1       Product Specification Information.............................12
     3.1.1     Application Overview..........................................12
     3.2       Target Market.................................................13
     3.2.1     Market Segment................................................13
4.   Enhanced Features.......................................................13
     4.1       Technical Executive Summary...................................13
     4.2       Enhanced Platform Targets.....................................13
     4.2.1     Scalability...................................................14
     4.3       Katmai New Instructions.......................................14
     4.4       Technology Applications.......................................14
     4.4.1     3D Graphics...................................................14
     4.4.2     Physics/Al Questions..........................................15
     4.4.3     Audio.........................................................15
     4.4.4     PC Imaging and Video Playback/Editing.........................15
5.   System Requirements.....................................................15
     5.1       Target System Configuration:..................................15
     5.2       Minimum System Requirement:...................................16
     5.3       Unique Requirements...........................................16
6.   Application Feature Specification.......................................16
7.   Dependencies............................................................17




================================================================================
INTEL CONFIDENTIAL                                                     PAGE - 10

               ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
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         1. INTRODUCTION

This document is to be completed within 14 days of a successful Design Review meeting. This document will be filled out and submitted to DRG Technical Management for review. Review of this document will occur within 72 hours of receipt. Once approved, this document will be sent to Program management for use, as they deem necessary.

         1.1 Purpose and Scope

This document details product-specific information for Launch Media Inc. software application. Its purpose is to give a broad introduction to the software Product and features. The PRD is a living document that will go through several phases of refinement until it is agreed upon and frozen and is designed to be used as a yardstick for Project Product development life cycle to ensure mutual agreement on product expectations between Intel and Launch Media Inc. Any questions regarding format or content of this PRD should be directed to

                        Garry Weil; garry.weil@intel.com.

         1.2 Document Revision History

Revision Number Legend:
V3.0:    Generic Edition for Katmai Program

                                                        REVISIONS
--------------------------------------------------------------------------------------------------
VERSION              DATE                    DESCRIPTION                         AUTHOR
-------              ----                    -----------                         ------
V3.0                 11/19/1997              Generic Version                     Intel Corporation

V3.1                 9/1/1998                Updated for Launch 3D Product.      Sandeep Kundra

         2. DEFINITIONS OF CODE DROPS

         2.1 Code Drop 1 or `Alpha' Code Drop

o        Data structures modified to take advantage of Katmai New Instructions

o        Functional incorporation of Katmai New Instructions

o Product's underlying [2D/3D/Video/Audio] Engine reflects preliminary use of Katmai New Instructions.

o This code drop is stable enough to evaluate at least some of its functionality on a Katmai-processor-based system. Early pre-release versions of necessary 3rd party codecs or APIs are present and interoperable with the Product at this stage.

o        Application is stable enough to execute for 1 hour.

         2.2 Code drop 2 or `Beta' Code drop

o        [*] of content meets agreed-upon targets for Katmai optimizations.

o [*] of Katmai engine optimizations are completed with delivery of the applications full statistics.

o        [*] of Product's functionality is present and usable.

o Application is stable, and does not cause frequent application errors or system crashes

o All necessary 3rd party codecs or plug-ins are present in pre-release form (at a minimum) the Product can interact with these plug-ins or codecs as needed. Additionally, any hardware peripherals necessary to the features or functionality of the applications are present, and usable with the application, and the application can recognize the presence of the


--------------------------------------------------------------------------------
INTEL CORPORATION                      11                           CONFIDENTIAL

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
     WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               ARCHITECTURAL DEVELOPMENT AND ASSISTANCE AGREEMENT
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         peripherals and interact with them.

         2.3 Code drop 3 or `Gold Master'

o Product has completed performance tuning as established and specified in the Product Requirements Document, and meets or exceeds all agreed-upon targets (graphics, sound, etc.).

o        QA testing is completed.

o        Product is feature and content complete.

o Product is fully optimized for performance on the target Intel platform: Processor with [ * ]

o Product is available on retail shelves (for English gold master, in U.S.; for foreign language gold master, in specified geographies' retail store shelves), and can be purchased by an end user.

         2.4 Comdex Demo Code Drop

o        All the features of a code drop 1 or alpha code drop.

o Must be self-running demo which can demonstrate, even in preliminary form superior performance on [ * ]

o        Should be able to run for at least ten (10) minutes without crashing.

         3. MARKET SEGMENT INFORMATION

         3.1 Product Specification Information

                  3.1.1 Application Overview

Project Product is designed as a (please provide a brief description of the type of application this Product will be . . . i.e. this Product is a puzzle solving adventure game, based on a 3D world with a third person perspective.) The application highlights the superior capabilities of the Katmai processor architecture.

         3.2 [Channel] Target Market

                  3.2.1 Market Segment

[Enter a description of the market segment that the Product is designed for. If no market segment information is available then state "No Market Segment Information available for this application".]

         4. ENHANCED FEATURES

(Your DEVELOPER's Application Name Here) must make use of advanced capabilities of Intel's microprocessors and designed technologies (for example, Katmai New Instructions, Katmai Processor, Intel's MMX(TM) technology instruction set, Accelerated Graphics Port, and others as specified).

         4.1 Technical Executive Summary

An example of a summary could be:

The DEVELOPER will implement several features on the Katmai platform that will make the product look better on this platform than on previous Intel processors. Specific DEVELOPER Developer/Engineer will own the technical features, and specific DEVELOPER Developer/Engineer will own the art features. Application Engineer of Intel will be responsible for providing the necessary technical support so that the DEVELOPER can implement these features.

The optimized artwork will include higher polygon object models (6/98) and higher resolution textures (9/98).

The entire rendering engine will be optimized with [ * ]


--------------------------------------------------------------------------------
INTEL CORPORATION                      12                           CONFIDENTIAL


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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A full list of features and timelines can be found in section 5: Application
Feature Specification.

         4.2 Enhanced Platform Targets

Include in this section detailed information that will answer questions like:
What functions will benefit from using Katmai new instructions? What performance increase do you expect from using Katmai new instructions in these functions? What features will be added and/or will run better on a Katmai processor based system vs. a Deschutes processor based system?

                  4.2.1 Scalability

Include in this section detailed information that will answer questions like:
How will platform scalability be implemented in the application? What parts of the application will scale naturally with higher performance platforms? Which features will be turned on or off at install and at run-time, and how will this be determined? What features will be user adjustable? How will the application perform a performance analysis of the platform at run-time and scale its content accordingly? What areas of the system will your application analyze (for example, CPU, system memory, video card, video memory, etc.)?

         4.3 Katmai New Instructions

Include in this section detailed information that will answer questions like:
What functions will benefit from using Katmai new instructions? What performance increase do you expect from using Katmai new instructions in these functions? Please explain how the following instruction categories apply to your application: [ * ]

         4.4 Technology Applications

                  4.4.1 3D Graphics

Include in this section detailed information that will answer questions like:
What will be the frame rate, resolution, and color depth of the application? Will the application use a 3D engine developed in house, or a 3rd party engine? If 3rd party, please specify. If an in-house engine, how long has the engine been in development? Is it being developed from scratch or is it an existing engine that is being ported for use in your new application? If ported, please describe. If an in-house engine, what other Products has it been used in and which Products will use it in the future? What precision/data types are required for calculations?

Examples of written content:

         Resolution

         (Your DEVELOPER's Name Here) will use the extra bandwidth of the Katmai processor to display resolutions up to [##] with a minimum 4MB VRAM 3D graphics accelerator. The application will scale to provide this resolution as the bandwidth becomes greater, but (Your DEVELOPER's Application Name Here) will maintain a minimum of 640X480 resolution.

         (Your DEVELOPER's Application Name Here) will support the following acceleration attributes.

         Alpha blending, MIP mapping, Gouraud shading, BSP trees, Texture filtering, Front/Back buffering, [list others].

         [What are the HW/SW acceleration capabilities used in (Your DEVELOPER's Application Name Here) (for example, tristrips, culling...)?]

         Increased 3d Object Count

         (Your DEVELOPER's Application Name Here) will display [##] times as many objects with a [##] MHz Katmai processor with an AGP 3D graphics accelerator, when compared to a 200 MHz Pentium processor enabled with MMX technology.

                  4.4.2 Physics/AI Questions

Include in this section detailed information that will answer questions like:
How will physics be used in the application (for example, mass, friction, dynamics, gravity, vibrations, inverse kinematics, etc.)? Where will these be demonstrated in the application? How is Al used and will it scale according to the platform


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(for example, characters become "more intelligent")?

                  4.4.3 Audio

Include in this section detailed information that will answer questions like:
What are the audio latency requirements? If there is a maximum acceptable latency, what is it? What are the sampling rates for the various audio systems (for example, 44.1KHz, 22KHz, 48KHz)? What is the audio resolution? (for example, 8-bit, 16-bit, 20-bit, 24-bit)? Will the application require mixing of audio streams at different data rates? Will the user be able to alter the balance of effects, music, and dialog? Will there be any audio signal processing in the application? Will there be any real-time effect processing in the application?

                  4.4.4 Pc Imaging and Video Playback/editing

Include in this section detailed information that will answer questions like:
What image processing core components will the application use? (proprietary, 3rd party libraries, Intel Image Processing Library, others) How long has the application's image processing development been going on? Currently, have any of the core components been optimized for MMX(TM) technology? For the Pentium(R) II Processor?

         5. SYSTEM REQUIREMENTS

This section details the system configuration which is best suited to run (Your DEVELOPER's Application Name Here).

         5.1 Target System Configuration:

o        [##] MHz Katmai processor.

o        [##] Operating system installed (AGP Supported).

o        [##] MB RAM installed.

o        64-bit Video solution.

-        640x480x16-bit resolution required.

-        2 MB Video RAM required.

-        4x AGP Enabled.

o        DVD ROM.

o        [##] MB available Hard Drive space.

o        16-bit stereo audio solution.

o        Keyboard/Mouse/Joystick support.

-        Speakers.

         5.2 Minimum System Requirement:

o        [##] MHz Pentium processor.

o        [xxx] operating system.

o        xx MB RAM

o        Video Card

-        640x480x16-bit resolution required.

-        [xxx] MB Video RAM required.

o        CD-ROM.

o        [xxx] MB available Hard Drive space.

o        16-bit stereo audio solution.

o        Keyboard/Mouse/Joystick support.

         5.3 Unique Requirements

[List unique requirements for this application.]



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11.      6. APPLICATION FEATURE SPECIFICATION

[enter the information gathered from the DEVELOPER that will give the best representation of the information required in the table below] The DEVELOPER will optimize the following features with Katmai New Instructions: (Note: the dates given below are probable full completion dates, and most will be ready for basic testing using Katmai New Instructions before the dates given)

[*]

Include a brief description of the next steps. (Example: At the current time, the DEVELOPER's team would like to perform all Katmai New Instruction optimizations themselves. Intel will be expected to give a thorough review of the code and suggest how and where Katmai New Instructions will be best used by the code, before optimization is to begin. This should occur soon after the development systems with Katmai New Instruction emulation are delivered. The use of AE resources for actual coding will be reevaluated at a later time.)

List any other features not specific to Katmai New Instructions:

12.      7. DEPENDENCIES

[List all dependencies for (Your DEVELOPER's Application Name Here).]




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                                  ATTACHMENT B

                         MARKETING REQUIREMENTS DOCUMENT

Retail DEVELOPER's OEM Collateral Requirements


[*]


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[*]


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[*]

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[*]


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[*]


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                                  ATTACHMENT C

                          INTEL'S TECHNICAL ASSISTANCE

INFORMATION

o          General information regarding the Katmai New Instructions technology

o          Access to Intel's secure web site relating to the technology

o          Documentation, such as programming manuals

DEVELOPMENT TOOLS

HARDWARE AND LOANER SYSTEMS



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                                  ATTACHMENT D

                            WEB LINKING REQUIREMENTS

ADDITIONAL DETAILS ON WEB LINKS (SECTION 5.3.1)

Intel will assign a unique identification, for tracking purposes, to be used by Publisher in the Intel Link and On Ramp.

The Intel Link points to the home page at the Intel Showcase. Alternatively, if a product of the Publisher is featured at the Intel Showcase, the Intel Link can point to the Product page for that particular product. If product is not featured any longer, Publisher will change the Intel Link to point to the home page of the Intel Showcase.

Publisher cannot change or resize the Intel Link or any of its components (graphics, buttons or tags) without Intel's approval.

If Publisher already links to other retailers or establishes relationships with other retailers between [*] the Intel Link will be displayed more prominently than such links to other retailers. In any case, the Intel Link will be placed [*].

Publisher will only link into the Intel Showcase section of any retailers' software store section that carries the Intel Showcase. Publisher can link to any section whose content is not related to computer hardware or software.

ADDITIONAL DETAILS ON ON RAMP

During installation of a Publisher's product that carries On Ramp, the installation routine will copy On-Ramp to the computer, put an icon will on the computer desktop, and an entry into the Start Menu/Programs Group where the Publisher's product will be installed.

Before shipment of a product containing On-Ramp, Publisher will test On Ramp to ensure its proper integration into Publisher's product and installation routines.

Publisher cannot modify On Ramp without Intel's written approval (including links, tags, graphics and branding).

ADDITIONAL DETAILS ON TRACKING (SECTION 5.3.6)

Publisher is not entitled to any commission that Intel or any third party pay on sales originated by a user following the web link from Publisher's site to Intel or such third party.


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     TO THE OMITTED PORTIONS.